UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5569
                                   --------

                                  FRANKLIN UNIVERSAL TRUST
                                  ------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
               (Address of  principal executive offices) (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (650) 312-2000
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/03
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

                    ANNUAL REPORT AND SHAREHOLDER INFORMATION

                                     INCOME



                            FRANKLIN UNIVERSAL TRUST

                                 [LOGO OMITTED]

                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

                      Franklin o Templeton o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Established in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.



SPECIALIZED EXPERTISE



TRUE DIVERSIFICATION



RELIABILITY YOU CAN TRUST



MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

ANNUAL REPORT

Franklin Universal Trust ..........  1

Performance Summary ...............  5

Annual Shareholders' Meeting ......  6

Dividend Reinvestment and
Cash Purchase Plan ................  7

Financial Highlights &
Statement of Investments .......... 10

Financial Statements .............. 17

Notes to Financial Statements ..... 21

Independent
Auditors' Report .................. 26

Tax Designation ................... 27

Board Members and Officers ........ 28

Proxy Voting Policies
and Procedures .................... 33



Annual Report


Franklin Universal Trust

YOUR TRUST'S GOAL: Franklin Universal Trust seeks to provide high, current income consistent with preservation of capital.



Dear Shareholder:

We are pleased to bring you this annual report for Franklin Universal Trust, which covers the period ended August 31, 2003.


PERFORMANCE OVERVIEW

During the year under review, the Trust's cumulative total return was +21.63% based on change in net asset value and -10.13% based on change in market price on the New York Stock Exchange, as shown in the Performance Summary on page 5. The Credit Suisse First Boston (CSFB) High Yield Index returned 23.10%, while utilities stocks, as measured by the Standard & Poor's (S&P) Utilities Index, returned 2.26% for the fiscal year ended August 31, 2003. 1





1. Source: Standard & Poor's Micropal. The CSFB High Yield Index is a trader-priced portfolio constructed to mirror the high yield debt market and includes reinvested interest. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value, their interest payments and principal are guaranteed. The S&P Utilities Index is a market capitalization-weighted index that includes utility stocks in the Standard & Poor's 500 Composite Index. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE TRUST'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.


                                                               Annual Report | 1

ECONOMIC AND MARKET OVERVIEW

The economy experienced mixed results during the Trust's fiscal year. Energy prices remained at elevated levels, with crude oil ending the period at $33.75 per barrel compared with $28.22 at the beginning of the period. Natural gas prices averaged $5.24 per million BTU for the year ended August 31, 2003, nearly double the $2.78 average of the prior fiscal year. However, overall inflation remained tame, with the core Consumer Price Index, excluding food and energy, at just 1.3% annualized in August. Employment remained weak, with unemployment reaching 6.4% in June 2003 before falling slightly to 6.2% in July and 6.1% in August. To help jump-start the uneven economic recovery, the Federal Reserve Board cut the federal funds target rate 75 basis points (0.75%) during the period and the federal government implemented the biggest tax cuts since the Reagan administration. Such stimulus appeared to be taking hold, as the benchmark 10-year Treasury bond's yield declined to 45-year low levels in mid-June when the economic outlook remained cloudy, but spiked since then to one-year highs as signs of an economic recovery emerged. Furthermore, the domestic stock market, as measured by the Standard & Poor's 500 Composite Index, rose since March on expectations of improving corporate earnings.

High yield bonds were strong performers during the Trust's fiscal year as signs of an economic recovery, the absence of any major new corporate scandals, and many investors' appetite for yield contributed to higher bond prices. High yield bonds began the fiscal year yielding 9.68 percentage points more than comparable Treasury bonds, which was well above the 5.84 percentage historical average, and they ended the period at a 5.93 percentage point spread. 1

The S&P Utilities Index's 2.26% return for the year masked tremendous volatility that occurred during the reporting period. From the beginning of the fiscal year until mid-February, the S&P Utilities Index declined 16.39%. Then, following the Treasury bond rally and helped by potential dividend tax rate reductions, the S&P Utilities Index returned 28.42% from mid-February through mid-June. On June 13, interest rates began to rise, negatively impacting utility stocks, and from that date through August 31, the index fell 4.77%. 1


INVESTMENT STRATEGY

We invest primarily in two asset classes: high yield bonds and utility stocks. Within the high yield portion of the portfolio, we use fundamental research to invest in a diversified portfolio of bonds. Within the utility portion of the portfolio, we focus on companies with attractive dividend yields and with a history of increasing their dividends.





                               [GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Portfolio Breakdown
Based on Total Market Value as of 8/31/03

Corporate Bonds                     67.3%

Utilities Stocks                    21.6%

Foreign Government
U.S. Dollar-Denominated Bonds        4.2%

Misc. Equities & Preferred Stocks    4.0%

Convertible Bonds                    2.0%

Natural Resources Equities &
Preferred Stocks                     0.6%

Foreign Government Agencies          0.3%


2 | Annual Report

MANAGER'S DISCUSSION

During the year under review, the Trust benefited from above-normal exposure to high yield bonds and from relatively low exposure to utility stocks. High yield bond returns were driven by fundamental and technical factors. On the fundamental side, a declining default rate, renewed access to capital markets, and companies' focus on paying down debt led to an expected improvement in credit quality for high yield issuers. Technical support, in the form of inflows into the high yield asset class, came from investors seeking yield in a low nominal interest rate environment, as well as from those seeking an alternative investment to equity markets.

HIGH YIELD CORPORATE BONDS

The Trust benefited from its overweighted positions in the wireless (communications) and cable (consumer services) industries relative to the CSFB High Yield Index. The wireless industry rebounded from low levels reached at the end of the prior fiscal year when investors were worried about the industry's growth prospects and access to capital. The rebound was largely due to several factors, including renewed access to capital markets, fundamental credit improvement driven by debt reduction and deferral of capital expenditures, and subscriber growth. The cable industry benefited as valuations in public equity markets and private transactions stabilized and in some cases increased, implying improved support for high yield bonds in the industry.

The Trust's performance in the high yield sector was impeded by relatively underweighted positions in certain industries that performed strongly during the period, such as utilities. Given the Trust's utility stock weighting and overall sector exposure, we kept high yield utility bond exposure fairly low. However, among high yield bonds utilities were one of the best-performing sectors, so the Trust's relatively underweighted utility bond exposure hindered performance. Likewise, the Trust had a relatively underweighted telecommunications (communications) industry position. Many such bonds produced solid returns as they rebounded from depressed valuations. However, due to many defaults over the past several years, there were few non-distressed companies remaining in the telecommunications industry, and given a lack of sufficient investment opportunities, the Trust was underweighted relative to the CSFB High Yield Index during the fiscal year.

UTILITY STOCKS

Although the Trust actively increased utility stock exposure over the course of the fiscal year, on August 31, 2003, the Trust still held a relatively low 21.6% of total market value in utilities stocks. This positioning benefited performance, as utility stocks were up only 2.26%, as measured by the S&P Utilities Index, for the year under review. 1 Utility stocks generally benefited from a focus on paying down



TOP 10 HOLDINGS
Based on Total Market Value
8/31/03 vs. 8/31/02

-------------------------------------
  8/31/03
-------------------------------------
  Southern Co.                   2.3%
-------------------------------------
  FPL Group Inc.                 2.1%
-------------------------------------
  Dominion Resources Inc.        2.0%
-------------------------------------
  United Mexican States          1.8%
-------------------------------------
  Republic of Bulgaria           1.7%
-------------------------------------
  Gulfterra Energy Partners      1.7%
-------------------------------------
  Hollywood Park                 1.6%
-------------------------------------
  Nicor Inc.                     1.6%
-------------------------------------
  Legrand SA                     1.6%
-------------------------------------
  D.R. Horton Inc. 1.5%
-------------------------------------

-------------------------------------
  8/31/02
-------------------------------------
  Riverwood International        2.8%
-------------------------------------
  EchoStar Broadband             2.5%
-------------------------------------
  FPL Group Inc.                 2.5%
-------------------------------------
  Anchor Glass                   2.4%
-------------------------------------
  DTE Energy                     2.3%
-------------------------------------
  Sinclair Capital               2.3%
-------------------------------------
  Station Casinos Inc.           2.3%
-------------------------------------
  Host Marriott LP               2.2%
-------------------------------------
  Nortek Inc.                    2.2%
-------------------------------------
  Southern Co.                   2.2%
-------------------------------------

                                                                Annual Report| 3
debt and increasing dividends, as management teams returned to the basics after poor results with non-regulated assets. There was also a technical boost from dividend tax rate reductions. However, this benefit was largely offset toward the end of the fiscal year by the increase in Treasury yields.

Thank you for your participation in Franklin Universal Trust. We look forward to serving you in the future.

Sincerely,


/S/ CHRISTOPHER J. MOLUMPHY

Christopher J. Molumphy, CFA
Senior Portfolio Manager




/S/ GLENN I. VOYLES

Glenn I. Voyles, CFA
Portfolio Manager

Franklin Universal Trust





THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE TRUST'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE TRUST. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



4 | Annual Report

Performance Summary as of 8/31/03

Your dividend income will vary depending on dividends or interest paid by securities in the Trust's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects the Trust's dividend income, capital gain distributions, if any, and any unrealized gains or losses. All total returns include reinvested distributions according to the terms specified in the Trust's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.



PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------------------------
                                                        CHANGE           8/31/03          8/31/02
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.54             $5.67            $5.13
-------------------------------------------------------------------------------------------------
  Market Price (NYSE)                                   -$1.17             $5.20            $6.37
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/02-8/31/03)
-------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4990
-------------------------------------------------------------------------------------------------

PERFORMANCE

-------------------------------------------------------------------------------------------------
                                                        1-YEAR            5-YEAR          10-YEAR
-------------------------------------------------------------------------------------------------
  Cumulative Total Return 1
-------------------------------------------------------------------------------------------------
   Based on change in NAV                               +21.63%          +2.84%           +59.65%
-------------------------------------------------------------------------------------------------
   Based on change in market price                      -10.13%          -5.34%           +53.34%
-------------------------------------------------------------------------------------------------
  Average Annual Total Return 1
-------------------------------------------------------------------------------------------------
   Based on change in NAV                               +21.63%          +0.56%            +4.79%
-------------------------------------------------------------------------------------------------
   Based on change in market price                      -10.13%          -1.09%            +4.37%
-------------------------------------------------------------------------------------------------
     Distribution Rate 2                  5.31%
-------------------------------------------------------------------------------------------------


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, PLEASE CALL FRANKLIN TEMPLETON INVESTMENTS AT 1-800/342-5236.



ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE TRUST INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

2. Distribution rate is based on an annualization of the Trust's 2.3 cent per share August dividend and the NYSE closing price of $5.20 on 8/31/03.




         Annual Report | Past performance does not guarantee future results. | 5

Annual Shareholders' Meeting


FEBRUARY 24, 2003

At an Annual Shareholders' Meeting of Franklin Universal Trust (the "Fund") held on February 24, 2003, shareholders approved the following:

1. Regarding the election of a Board of Trustees of the Fund.

------------------------------------------------------------------------------
   TRUSTEES                         SHARES FOR             WITHHELD OR ABSTAIN
------------------------------------------------------------------------------
   Frank H. Abbott                22,475,085.107               593,638.735
------------------------------------------------------------------------------
   Harris J. Ashton               22,532,108.141               536,615.701
------------------------------------------------------------------------------
   Robert F. Carlson              22,488,140.030               580,583.812
------------------------------------------------------------------------------
   S. Joseph Fortunato            22,537,837.141               530,886.701
------------------------------------------------------------------------------
   Edward B. Jamieson             22,488,512.030               580,211.812
------------------------------------------------------------------------------
   Charles B. Johnson             22,524,578.141               544,145.701
------------------------------------------------------------------------------
   Rupert H. Johnson, Jr.         22,539,282.141               529,441.701
------------------------------------------------------------------------------
   Frank W.T. LaHaye              22,534,589.141               534,134.701
------------------------------------------------------------------------------
   Gordon S. Macklin              22,535,403.141               533,320.701
------------------------------------------------------------------------------



6 | Annual Report

Dividend Reinvestment and Cash Purchase Plan

The Trust's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Trust. The Plan also allows you to purchase additional shares of the Trust by making voluntary cash payments. PFPC Inc. (the "Plan Agent"), P.O. Box 9223, Chelsea, MA 02150-9223, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Trust's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Trust at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Trust declares a dividend or capital gain distribution payable either in cash or in stock of the Trust and the market price of shares on the valuation date equals or exceeds the net asset value, the Trust will issue new shares to you at the higher of net asset value or 95% of the then current market price. If the market price is lower than net asset value and if dividends or capital gain distributions are payable only in cash, then you will receive shares purchased on the New York Stock Exchange or otherwise on the open market. If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Trust had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Trust will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Trust. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to PFPC Inc. and sent to PFPC Inc., Attn: Franklin Universal Trust, P.O. Box 9223, Chelsea, MA 02150-9223.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Trust which are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. UNDER NO CIRCUMSTANCES WILL INTEREST BE PAID ON YOUR FUNDS HELD BY THE PLAN AGENT. Accordingly, you should send any voluntary cash



                                                               Annual Report | 7
payments which you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Trust. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Trust issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Trust does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.



8 | Annual Report

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Trust or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Trust.



                                                               Annual Report | 9

Franklin Universal Trust

FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED AUGUST 31,
                                                                         2003        2002        2001        2000        1999
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................     $5.13      $ 7.32      $ 8.21      $ 8.91      $ 9.28
                                                                     --------------------------------------------------------
Income from investment operations:
 Net investment income a ..........................................       .45         .65 c       .73         .81         .82
 Net realized and unrealized gains (losses) .......................       .59       (2.05) c     (.82)       (.65)       (.35)
                                                                     --------------------------------------------------------
Total from investment operations ..................................      1.04       (1.40)       (.09)        .16         .47
                                                                     --------------------------------------------------------
Less distributions from:
 Net investment income ............................................      (.50)       (.79)       (.80)       (.80)       (.84)
 Net realized gains ...............................................        --          --          --        (.06)         --
                                                                     --------------------------------------------------------
Total distributions ...............................................      (.50)       (.79)       (.80)       (.86)       (.84)
                                                                     --------------------------------------------------------
Net asset value, end of year ......................................     $5.67      $ 5.13      $ 7.32      $ 8.21      $ 8.91
                                                                     --------------------------------------------------------
Market value, end of year b .......................................     $5.20      $6.370      $8.240      $7.688      $8.688

Total return (based on market value per share) ....................  (10.13)%    (13.68)%      19.01%      (.40)%      2.95%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................  $158,364    $141,619    $198,598    $220,742    $239,537
Ratios to average net assets:
 Expenses .........................................................     3.59%       4.05%       3.29%       3.15%       2.92%
 Net investment income ............................................     8.68%      10.04% c     9.38%       9.92%       8.86%
Portfolio turnover rate ...........................................    65.15%      17.38%      31.60%      29.59%      31.62%
Total debt outstanding at end of year (000's) .....................  $ 55,000    $ 60,000    $ 75,000    $ 75,000    $ 75,000
Asset coverage per $1,000 of debt .................................  $  3,879    $  3,360    $  3,648    $  3,948    $  4,194
Average amount of Note per share during the year ..................  $   1.87    $   2.65    $   2.76    $   2.79    $   2.79




aBased on weighted average shares outstanding.
bBased on the last sale on the New York Stock Exchange.
cEffective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
 Net investment income per share .......................... $(.012)
 Net realized and unrealized gains (losses) per share .....   .012
 Ratio of net investment income to average net assets .....   (.19)%
 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.





10 | See notes to financial statements. | Annual Report

Franklin Universal Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2003

----------------------------------------------------------------------------------------------------------------------------
                                                                              COUNTRY       SHARES/WARRANTS         VALUE
----------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS 32.9%
    COMMUNICATIONS 3.1%
    BellSouth Corp. .................................................      United States        76,000          $  1,915,200
a   Call-Net Enterprises Inc., B ....................................         Canada            41,958               115,385
a   Dobson Communications Corp. .....................................      United States       231,710             2,131,732
a   Metrocall Holdings Inc. .........................................      United States         3,508               512,168
a,c Poland Telecom Finance, wts., 144A, 12/01/07 ....................         Poland             3,000                    --
    Vodafone Group PLC, ADR .........................................     United Kingdom        10,400               190,320
                                                                                                                ------------
                                                                                                                   4,864,805
                                                                                                                ------------
    CONSUMER SERVICES .1%
a   Prandium Inc. ...................................................      United States        96,659                80,227
                                                                                                                ------------
    ELECTRONIC TECHNOLOGY
a   Loral Space & Communications Ltd., wts., 12/27/06 ...............      United States        21,638                    --
a   Loral Space & Communications Ltd., wts., 1/15/07 ................      United States         5,000                    50
                                                                                                                ------------
                                                                                                                          50
                                                                                                                ------------
    ENERGY MINERALS .1%
    Devon Energy Corp. ..............................................      United States         3,285               169,999
a   McMoRan Exploration Co. .........................................      United States         1,800                21,384
                                                                                                                ------------
                                                                                                                     191,383
                                                                                                                ------------
    NON-ENERGY MINERALS .7%
    AngloGold Ltd., ADR .............................................      South Africa         30,446             1,143,856
                                                                                                                ------------
    PRODUCER MANUFACTURING .1%
a   Harvard Industries Inc. .........................................      United States       109,618                   548
a   SHC Inc. ........................................................      United States        38,937                    --
a   VS Holdings .....................................................      United States       181,875               136,406
                                                                                                                ------------
                                                                                                                     136,954
                                                                                                                ------------
    TECHNOLOGY SERVICES .4%
a   Anacomp Inc., A .................................................      United States        40,300               624,650
                                                                                                                ------------
    TRANSPORTATION
a   Continental Airlines Inc., B ....................................      United States         2,500                38,150
                                                                                                                ------------
    UTILITIES 28.4%
    Alliant Energy Corp. ............................................      United States       125,000             2,616,250
    Ameren Corp. ....................................................      United States        40,000             1,700,000
    American Electric Power Co. Inc. ................................      United States        30,000               849,300
a   Aquila Inc. .....................................................      United States       130,203               315,091
    Atmos Energy Corp. ..............................................      United States        85,000             2,069,750
    CenterPoint Energy Inc. .........................................      United States        96,200               816,738
    Cinergy Corp. ...................................................      United States        55,000             1,882,100
    Dominion Resources Inc. .........................................      United States        70,000             4,240,600
    DTE Energy Co. ..................................................      United States        50,000             1,745,500
    Energy East Corp. ...............................................      United States        42,000               906,780
    Entergy Corp. ...................................................      United States        28,000             1,468,600


                                                              Annual Report | 11

Franklin Universal Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                              COUNTRY       SHARES/WARRANTS         VALUE
----------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    UTILITIES (CONT.)
    Exelon Corp. ....................................................      United States        52,000            $3,062,800
    FirstEnergy Corp. ...............................................      United States        75,000             2,194,500
    FPL Group Inc. ..................................................      United States        70,000             4,330,200
    Nicor Inc. ......................................................      United States        98,000             3,331,020
    NiSource Inc. ...................................................      United States        36,000               696,240
    ONEOK Inc. ......................................................      United States        22,600               474,374
    Pepco Holdings Inc. .............................................      United States        68,000             1,181,160
    Pinnacle West Capital Corp. .....................................      United States        76,000             2,606,800
    Progress Energy Inc. ............................................      United States        70,000             2,834,300
    Southern Co. ....................................................      United States       170,000             4,824,600
    TXU Corp. .......................................................      United States        39,600               871,200
                                                                                                                ------------
                                                                                                                  45,017,903
                                                                                                                ------------
    TOTAL COMMON STOCKS AND WARRANTS (COST $53,873,796) .............                                             52,097,978
                                                                                                                ------------
    PREFERRED STOCKS
    COMMUNICATIONS
a   Metrocall Holdings Inc., 15.00%, pfd., A ........................      United States         3,024                34,020
                                                                                                                ------------
    PROCESS INDUSTRIES
a   Asia Pulp & Paper Co. Ltd., 12.00%, 2/15/04 .....................        Indonesia       4,000,000                40,000
                                                                                                                ------------
    TOTAL PREFERRED STOCKS (COST $4,006,502)                                                                          74,020
                                                                                                                ------------
    CONVERTIBLE PREFERRED STOCKS 1.6%
    COMMUNICATIONS .5%
a   Dobson Communications Corp., F, cvt. pfd. .......................      United States         3,600               738,000
                                                                                                                ------------
    CONSUMER DURABLES 1.1%
    Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. ...............      United States        40,800             1,831,920
                                                                                                                ------------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $2,291,203) ............                                              2,569,920
                                                                                                                ------------


                                                                           -------------------------------------------------
                                                                              COUNTRY      PRINCIPAL AMOUNT E       VALUE
                                                                           -------------------------------------------------
    BONDS 94.1%
    COMMERCIAL SERVICES .1%
b   Key3Media Group Inc., senior sub. note, 11.25%, 6/15/11 .........      United States    $5,000,000          $     75,000
                                                                                                                ------------
    COMMUNICATIONS 8.5%
    Dobson/Sygnet Communications Co., senior note, 12.25%, 12/15/08 .      United States     2,000,000             2,150,000
    Millicom International Cellular SA, 144A, 11.00%, 6/01/06 .......       Luxembourg       2,880,000             2,930,400
    Nextel Communications Inc., senior note, 7.375%, 8/01/15 ........      United States     3,000,000             3,022,500
    Nextel Partners Inc., senior note, 144A, 8.125%, 7/01/11 ........      United States     1,600,000             1,552,000
b   Nextlink Communications Inc., senior note, 9.625%, 10/01/07 .....      United States     2,000,000                12,500
b   Nextlink Communications Inc., senior note, 9.00%, 3/15/08 .......      United States     2,000,000                12,500
b   Poland Telecom Finance B, 14.00%, 12/01/07 ......................         Poland         3,000,000                   300
    Triton PCS Inc., senior note, 144A, 8.50%, 6/01/13 ..............      United States     1,300,000             1,397,500
    US West Communications Inc., 6.875%, 9/15/33 ....................      United States     2,800,000             2,380,000
                                                                                                                ------------
                                                                                                                  13,457,700
                                                                                                                ------------




12 | Annual Report

Franklin Universal Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                              COUNTRY    PRINCIPAL AMOUNT E         VALUE
----------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    CONSUMER DURABLES 3.2%
    D.R. Horton Inc., senior note, 8.50%, 4/15/12 ...................      United States   $ 3,000,000          $  3,210,000
    General Motors, 8.25%, 7/15/23 ..................................      United States     1,800,000             1,798,688
b,c Spalding Inc., 144A, PIK, 9.50%, 5/01/08 ........................      United States       918,410                    --
                                                                                                                ------------
                                                                                                                   5,008,688
                                                                                                                ------------
    CONSUMER NON-DURABLES 1.9%
    Revlon Consumer Products Corp., 8.125%, 2/01/06 .................      United States     1,700,000             1,096,500
    Revlon Consumer Products Corp., senior note, 9.00%, 11/01/06 ....      United States       400,000               258,000
    Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08      United States     1,400,000               644,000
    Smithfield Foods Inc., senior note, 144A, 7.75%, 5/15/13 ........      United States     1,000,000             1,035,000
                                                                                                                ------------
                                                                                                                   3,033,500
                                                                                                                ------------
    CONSUMER SERVICES 22.6%
b,c Atherton Franchise Capital, LP, 13.073%, 12/01/08 ...............      United States       765,361               420,949
    CanWest Media Inc., senior sub. note, 10.625%, 5/15/11 ..........         Canada         2,100,000             2,341,500
b   Century Communications Corp., senior disc. note, B, zero cpn.,
      1/15/08 .......................................................      United States     5,000,000             2,018,750
    Charter Communications Holdings LLC, senior disc. note,
      zero cpn. to 4/01/04, 9.92% thereafter, 4/01/11 ...............      United States     3,000,000             2,100,000
    Corrections Corp of America, senior note, 7.50%, 5/01/11 ........      United States     2,300,000             2,346,000
    Dex Media West, senior sub. note, 144A, 9.875%, 8/15/13 .........      United States     2,400,000             2,688,000
    Diamond Holdings PLC, senior note, 9.125%, 2/01/08 ..............     United Kingdom     2,000,000             1,950,000
    DIRECTV Holdings/Finance, senior note, 144A, 8.375%, 3/15/13 ....      United States     2,000,000             2,195,000
    Echostar DBS Corp., senior note, 10.375%, 10/01/07 ..............      United States     2,500,000             2,778,125
    Hollywood Park, senior sub. note, B, 9.25%, 2/15/07 .............      United States     3,300,000             3,349,500
    Host Marriott LP, senior note, 9.50%, 1/15/07 ...................      United States     2,500,000             2,662,500
    Park Place Entertainment Corp., senior sub. note, 7.875%, 3/15/10      United States     2,400,000             2,574,000
    Royal Caribbean Cruises, senior note, 8.00%, 5/15/10 ............      United States     1,200,000             1,254,000
    Six Flags Inc., senior note, 9.50%, 2/01/09 .....................      United States     3,000,000             2,835,000
    Station Casinos Inc., senior note, 8.375%, 2/15/08 ..............      United States     2,400,000             2,562,000
    Telewest Communications PLC, senior disc. note, zero cpn. to
      4/15/04, 9.25% thereafter, 4/15/09 ............................     United Kingdom     1,500,000               521,250
    Telewest Communications PLC, senior disc. note, zero cpn. to
      2/01/05, 11.375% thereafter, 2/01/10 ..........................     United Kingdom     3,500,000             1,172,500
                                                                                                                ------------
                                                                                                                  35,769,074
                                                                                                                ------------
    DISTRIBUTION SERVICES
b   Ameriserve Food Distribution Inc., senior note, 8.875%, 10/15/06       United States     1,000,000                   500
b   Ameriserve Food Distribution Inc., 10.125%, 7/15/07 .............      United States     2,700,000                    --
                                                                                                                ------------
                                                                                                                         500
                                                                                                                ------------
    ELECTRONIC TECHNOLOGY 2.0%
    Flextronics International Ltd., 144A, 6.50%, 5/15/13 ............      United States     2,500,000             2,406,250
    Vought Aircraft Industries Inc., senior note, 144A, 8.00%, 7/15/11     United States       800,000               816,000
                                                                                                                ------------
                                                                                                                   3,222,250
                                                                                                                ------------

                                                              Annual Report | 13

Franklin Universal Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                              COUNTRY    PRINCIPAL AMOUNT E         VALUE
----------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    ENERGY MINERALS 3.2%
    Arch Western Finance, senior note, 144A, 6.75%, 7/01/13 .........      United States    $2,000,000          $  1,985,000
    Vintage Petroleum, senior sub. note, 7.875%, 5/15/11 ............      United States     3,000,000             3,045,000
                                                                                                                ------------
                                                                                                                 5,030,000
                                                                                                                ------------
    FINANCE 1.1%
    Ventas Realty LP/Capital Corp., 9.00%, 5/01/12 ..................      United States     1,700,000             1,823,250
                                                                                                                ------------
    GOVERNMENT BONDS 5.8%
    Eskom, E168, utility deb., 11.00%, 6/01/08 ......................      South Africa      4,350,000  ZAR          614,222
    Federation of Russia, 3.00%, 5/14/06 ............................         Russia         1,300,000             1,243,125
    Republic of Bulgaria, FRN, 1.9375%, 7/28/11 .....................        Bulgaria        3,800,000             3,610,000
    United Mexican States, 11.375%, 9/15/16 .........................         Mexico         2,750,000             3,768,875
                                                                                                                ------------
                                                                                                                   9,236,222
                                                                                                                ------------
    HEALTH SERVICES 2.5%
b   Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 .      United States     4,000,000             1,980,000
    Tenet Healthcare Corp., 7.375%, 2/01/13 .........................      United States     2,000,000             1,975,000
                                                                                                                ------------
                                                                                                                   3,955,000
                                                                                                                ------------
    INDUSTRIAL SERVICES 6.7%
    Allied Waste North America Inc., senior sub. note, B, 10.00%,
      8/01/09 .......................................................      United States     2,000,000             2,175,000
    Grant Prideco Escrow, 9.00%, 12/15/09 ...........................      United States     1,000,000             1,057,500
    Gulfterra Energy Partners, 10.625%, 12/01/12 ....................      United States     3,000,000             3,468,750
    Universal Compression Inc., senior note, 144A, 7.25%, 5/15/10 ...      United States       800,000               812,000
    URS Corp., senior sub. note, 12.25%, 5/01/09 ....................      United States     3,000,000             3,045,000
                                                                                                                ------------
                                                                                                                  10,558,250
                                                                                                                ------------
    NON-ENERGY MINERALS 1.1%
    Louisiana Pacific Corp., senior sub. note, 10.875%, 11/15/08 ....      United States       700,000               806,750
b   Ormet Corp., senior secured note, 144A, 11.00%, 8/15/08 .........      United States     4,000,000               980,000
                                                                                                                ------------
                                                                                                                 1,786,750
                                                                                                                ------------
    PROCESS INDUSTRIES 14.7%
    Applied Extrusion Technologies Inc., senior note, 10.75%, 7/01/11      United States      900,000                603,000
    Avecia Group PLC, senior note, 11.00%, 7/01/09 ..................     United Kingdom     3,000,000             2,565,000
    Consolidated Container Co. LLC, senior disc. note, 10.125%, 7/15/09    United States     4,500,000             2,497,500
    Equistar Chemicals, senior note, 144A, 10.625%, 5/01/11 .........      United States     1,700,000             1,700,000
    FiberMark Inc., senior note, 10.75%, 4/15/11 ....................      United States     3,000,000             2,220,000
    Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08 .......      United States       600,000               594,000
    Graham Packaging Co., senior sub. note, 144A, 8.75%, 1/15/08 ....      United States     2,100,000             2,079,000
    Graphic Packaging International, senior note, 144A, 8.50%, 8/15/11     United States     2,700,000             2,835,000
    Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09 ..      United States     7,500,000             2,925,000
    IMC Global Inc., senior note, 144A, 10.875%, 8/01/13 ............      United States     3,000,000             3,090,000

14 | Annual Report

Franklin Universal Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                              COUNTRY    PRINCIPAL AMOUNT E         VALUE
----------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    PROCESS INDUSTRIES (CONT.)
b   Pindo Deli Finance Mauritius Ltd., senior note, 11.75%, 10/01/17         Indonesia      $3,000,000          $    795,000
    United Industries Corp., senior sub. note, 9.875%, 4/01/09 ......      United States     1,300,000             1,332,500
                                                                                                                ------------
                                                                                                                  23,236,000
                                                                                                                ------------
    PRODUCER MANUFACTURING 10.7%
    Case New Holland Inc., senior note, 144A, 9.25%, 8/01/11 ........       Netherlands      3,000,000             3,176,250
    Cummins Inc., senior note, 144A, 9.50%, 12/01/10 ................      United States       700,000               791,000
    Legrand SA, senior note, 144A, 10.50%, 2/15/13 ..................         France         3,000,000             3,315,000
    NMHG Holding Co., senior note, 10.00%, 5/15/09 ..................      United States     1,800,000             1,953,000
    Nortek Inc., senior note, B, 9.125%, 9/01/07 ....................      United States     3,000,000             3,075,000
    Rexnord Corp., 10.125%, 12/15/12 ................................      United States       500,000               540,000
    TRW Automotive Inc., senior note, 144A, 9.375%, 2/15/13 .........      United States     1,700,000             1,895,500
    TRW Automotive Inc., senior note, 144A, 11.00%, 2/15/13 .........      United States       500,000               575,000
    Westinghouse Air Brake, senior note, 144A, 6.875%, 7/31/13 ......      United States     1,700,000             1,691,500
                                                                                                                ------------
                                                                                                                  17,012,250
                                                                                                                ------------
    RETAIL TRADE 1.7%
    Rite Aid Corp., 144A, 6.125%, 12/15/08 ..........................      United States     3,000,000             2,685,000
                                                                                                                ------------
    TECHNOLOGY SERVICES .1%
b   PSINet Inc., 10.50%, 12/01/06 ...................................      United States       700,000                40,250
b   PSINet Inc., 11.00%, 8/01/09 ....................................      United States     3,250,000               186,875
                                                                                                                ------------
                                                                                                                     227,125
                                                                                                                ------------
    TRANSPORTATION 3.2%
    Great Lakes Dredge & Dock Corp., senior sub. note, 11.25%, 8/15/08     United States     1,800,000             1,899,000
    Laidlaw International Inc., senior note, 144A, 10.75%, 6/15/11 ..      United States     3,000,000             3,157,500
                                                                                                                ------------
                                                                                                                   5,056,500
                                                                                                                ------------
    UTILITIES 5.0%
    AES Corp., senior note, 9.375%, 9/15/10 .........................      United States     2,600,000             2,509,000
    Calpine Corp., senior sub. note, 8.75%, 7/15/13 .................      United States     2,500,000             2,362,500
    Dynegy Holdings Inc., senior note, 8.75%, 2/15/12 ...............      United States     2,600,000             2,223,000
    PG&E Corp., senior secured note, 144A, 6.875%, 7/15/08 ..........      United States       800,000               816,000
                                                                                                                ------------
                                                                                                                   7,910,500
                                                                                                                ------------
    TOTAL BONDS (COST $177,640,688) .................................                                            149,083,559
                                                                                                                ------------
    CONVERTIBLE BONDS 2.6%
    Millicom International Cellular SA, 144A, PIK, cvt., 2.00%,
      6/01/06 .......................................................       Luxembourg         326,000             1,209,053
    Nortel Networks Corp., cvt., 4.25%, 9/01/08 .....................         Canada         2,100,000             1,769,250
    Trizec Hahn Corp., cvt., senior deb., 3.00%, 1/29/21 ............         Canada         1,500,000             1,080,000
                                                                                                                ------------
    TOTAL CONVERTIBLE BONDS (COST $3,043,176) .......................                                              4,058,303
                                                                                                                ------------
    TOTAL LONG TERM INVESTMENTS (COST $240,855,365) .................                                            207,883,780
                                                                                                                ------------




                                                              Annual Report | 15

Franklin Universal Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                              COUNTRY          SHARES              VALUE
----------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENT (COST $4,370,039) 2.8%

d   Franklin Institutional Fiduciary Trust Money Market Portfolio ...      United States     4,370,039          $  4,370,039
                                                                                                                ------------
    TOTAL INVESTMENTS (COST $245,225,404) 134.0% ....................                                            212,253,819
    OTHER ASSETS, LESS LIABILITIES (34.0)% ..........................                                            (53,889,987)
                                                                                                                ------------

    NET ASSETS 100.0% ...............................................                                           $ 158,363,832
                                                                                                                ------------

CURRENCY ABBREVIATIONS | ZAR - South African Rand




aNon-income producing
bThe fund discontinues accruing income on defaulted securities. See Note 8. cSee Note 9 regarding restricted securities.
dSee Note 7 regarding investments in the Franklin Institutional Fiduciary Trust
 Money Market Portfolio.
eThe principal amount is stated in U.S. dollars unless otherwise indicated.



16 | See notes to financial statements. | Annual Report

Franklin Universal Trust

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
August 31, 2003

Assets:
 Investments in securities:
  Cost ...................................................................................................... $245,225,404
                                                                                                              ------------
  Value .....................................................................................................  212,253,819
 Receivables:
  Dividends and interest ....................................................................................    3,033,260
 Note issuance costs (Note 3) ...............................................................................      200,000
                                                                                                              ------------
      Total assets ..........................................................................................  215,487,079
                                                                                                              ------------
Liabilities:
 Payables:
  Affiliates ................................................................................................      128,293
  Note (Note 3) .............................................................................................   55,000,000
  Funds advanced by custodian ...............................................................................    1,282,871
 Distributions to shareholders ..............................................................................      642,259
 Other liabilities ..........................................................................................       69,824
                                                                                                              ------------
      Total liabilities .....................................................................................   57,123,247
       Net assets, at value ................................................................................. $158,363,832
                                                                                                              ------------
Net assets consist of:
 Undistributed net investment income ........................................................................ $ (1,669,032)
 Net unrealized appreciation (depreciation) .................................................................  (32,971,026)
 Accumulated net realized gain (loss) .......................................................................  (61,811,535)
 Capital shares .............................................................................................  254,815,425
                                                                                                              ------------
       Net assets, at value ................................................................................. $158,363,832
                                                                                                              ------------
Net asset value per share ($158,363,832 (DIVIDE) 27,924,294 shares outstanding) .............................        $5.67
                                                                                                              ------------




                Annual Report | See notes to financial statements. | 17

Franklin Universal Trust

FINANCIAL STATEMENTS (CONTINUED)


STATEMENT OF OPERATIONS
for the year ended August 31, 2003

Investment income:
 Dividends .................................................................................................  $  2,756,704
 Interest ..................................................................................................    14,904,902
                                                                                                              ------------
      Total investment income ..............................................................................    17,661,606
                                                                                                              ------------
Expenses:
 Management fees (Note 4) ..................................................................................     1,459,614
 Transfer agent fees .......................................................................................        87,378
 Custodian fees ............................................................................................        10,463
 Reports to shareholders ...................................................................................        29,497
 Professional fees .........................................................................................        66,465
 Trustees' fees and expenses ...............................................................................        19,835
 Amortization of note issuance costs (Note 3) ..............................................................        39,915
 Note prepayment fee (Note 3) ..............................................................................       313,467
 Other .....................................................................................................        47,424
                                                                                                              ------------
      Expenses before interest expense .....................................................................     2,074,058
      Interest expense (Note 3) ............................................................................     3,096,720
                                                                                                              ------------
       Total expenses ......................................................................................     5,170,778
                                                                                                              ------------
        Net investment income ..............................................................................    12,490,828
                                                                                                              ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..............................................................................................   (21,443,831)
  Foreign currency transactions ............................................................................         2,963
                                                                                                              ------------
      Net realized gain (loss) (21,440,868)
 Net unrealized appreciation (depreciation) on:
  Investments ..............................................................................................    37,996,015
  Translation of assets and liabilities denominated in foreign currencies ..................................           846
                                                                                                              ------------
      Net unrealized appreciation (depreciation) ...........................................................    37,996,861
                                                                                                              ------------
Net realized and unrealized gain (loss) ....................................................................    16,555,993
                                                                                                              ------------
Net increase (decrease) in net assets resulting from operations ............................................  $ 29,046,821
                                                                                                              ------------


18 | See notes to financial statements. | Annual Report

Franklin Universal Trust

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended August 31, 2003 and 2002

                                                                                                 2003            2002
                                                                                              -----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................................  $ 12,490,828    $ 17,785,714
  Net realized gain (loss) from investments and foreign currency transactions ..............   (21,440,868)    (30,694,923)
  Net unrealized appreciation (depreciation) on investments and translation of assets
   and liabilities denominated in foreign currencies .......................................    37,996,861     (25,828,050)
                                                                                              -----------------------------
      Net increase (decrease) in net assets resulting from operations ......................    29,046,821     (38,737,259)
 Distributions to shareholders from net investment income ..................................   (13,869,575)    (21,551,095)
 Capital share transactions (Note 2) .......................................................     1,567,138       3,309,340
                                                                                              -----------------------------
      Net increase (decrease) in net assets ................................................    16,744,384     (56,979,014)
Net assets:
 Beginning of year .........................................................................   141,619,448     198,598,462
                                                                                              -----------------------------
 End of year ...............................................................................  $158,363,832    $141,619,448
                                                                                              -----------------------------
Undistributed net investment income included in net assets:
 End of year ...............................................................................  $ (1,669,032)   $   (709,967)
                                                                                              -----------------------------

                         Annual Report | See notes to financial statements. | 19

Franklin Universal Trust

STATEMENT OF CASH FLOWS
for the year ended August 31, 2003

Cash flow from operating activities:
 Dividends and interest received ..........................................................................  $  15,904,854
 Operating expenses paid ..................................................................................     (1,676,273)
 Interest expense paid ....................................................................................     (3,096,720)
                                                                                                             --------------
  Cash provided - operations ..............................................................................     11,131,861
                                                                                                             --------------
Cash flow from investing activities:
 Investment purchases .....................................................................................   (316,791,929)
 Investment sales and maturities ..........................................................................    321,271,235
                                                                                                             --------------
  Cash provided - investments .............................................................................      4,479,306
                                                                                                             --------------
Cash flow from financing activities:
 Prepayment of Note .......................................................................................     (8,313,467)
 Proceeds from Note maturity ..............................................................................    (52,000,000)
 Note issuance ............................................................................................     55,000,000
 Payment of Note issuance costs ...........................................................................       (172,729)
 Distributions to shareholders ............................................................................    (11,660,178)
                                                                                                             --------------
  Cash used - financing ...................................................................................    (17,146,374)
                                                                                                             --------------
Net change in cash ........................................................................................     (1,535,207)
Cash at beginning of year .................................................................................        252,336
                                                                                                             --------------
Cash at end of year .......................................................................................  $  (1,282,871)
                                                                                                             --------------


RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2003

Net investment income .....................................................................................  $  12,490,828
 Amortization income ......................................................................................     (2,365,637)
 Amortization of note issuance costs ......................................................................         39,915
 Decrease in dividends and interest receivable ............................................................        608,885
 Note issuance cost liability .............................................................................         27,271
 Decrease in liabilities ..................................................................................         17,132
 Note prepayment fee ......................................................................................        313,467
                                                                                                             --------------
Cash provided - operations ................................................................................  $  11,131,861
                                                                                                             --------------





20 | See notes to financial statements. | Annual Report

Franklin Universal Trust

NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Universal Trust (the Fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end investment company. The Fund has two classes of securities: senior fixed-rate note (the Note) and shares of beneficial interest (the Shares). The Fund seeks high current income consistent with preservation of capital. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its tax-able income.







                                                              Annual Report | 21

Franklin Universal Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. SHARES OF BENEFICIAL INTEREST

At August 31, 2003, there were unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                  -------------------------------------------------
                                                     AUGUST 31, 2003              AUGUST 31, 2002
                                                   SHARES      AMOUNT           SHARES      AMOUNT
                                                  -------------------------------------------------

 Shares issued in reinvestment of distributions   309,686   $1,567,138         465,453   $3,309,340

3. SENIOR FIXED-RATE NOTES

During the year ended August 31, 2003, the Fund had a $52,000,000 senior note outstanding, bearing interest at 5.94% per year. On September 6, 2002, the Fund retired $8,000,000 of the principal amount and paid a prepayment fee of $313,467, as is disclosed in the accompanying financial statements. On August 29, 2003, this Note matured and was paid in full.


22 | Annual Report

Franklin Universal Trust

3. SENIOR FIXED-RATE NOTES (CONTINUED)

On August 29, 2003, the Fund issued $55 million principal amount of a new class of five-year senior note (the Note). The Note is a general unsecured obligation of the Fund and ranks senior to Trust shares and all existing or future unsecured indebtedness of the Fund.

The Note bears interest, payable semi-annually, at the rate of 4.14% per year, to maturity on August 29, 2008. The Note was issued in a private placement, and is not available for resale; therefore, no market value can be obtained for the Note. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Note of at least 300%. The Fund has met these requirements during the year ended August 31, 2003.

The issuance costs of $200,000 incurred by the Fund are deferred and amortized on an interest method basis over the term of the Note.


4. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of the following entities:

------------------------------------------------------------------------------
  ENTITY                                                AFFILIATION
------------------------------------------------------------------------------
  Franklin Advisers, Inc. (Advisers)                    Investment manager
  Franklin Templeton Services, LLC (FT Services)        Administrative manager

The Fund pays an investment management fee to Advisers of .75% per year of the average weekly net assets of the Fund excluding the principal amount of the Note.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.


5. INCOME TAXES


At August 31, 2003, the Fund has tax basis capital losses of $47,455,063, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
 2008 ............................................. $ 5,088,195
 2009 .............................................   1,167,255
 2010 .............................................   6,827,086
 2011 .............................................  34,372,527
                                                    -----------
                                                    $47,455,063
                                                    -----------


                                                              Annual Report | 23

Franklin Universal Trust

5. INCOME TAXES (CONTINUED)

At August 31, 2003, the Fund has deferred capital losses occurring subsequent to October 31, 2002 of $14,356,472. For tax purposes, such losses will be reflected in the year ending August 31, 2004.

Tax character of distributions paid during the years ended August 31, 2003 and 2002, was as follows:

                                             --------------------------
                                                 2003           2002
                                             --------------------------
Distributions paid from:
 Ordinary income ..........................  $13,869,575    $21,551,095
 Long-term capital gain ...................           --             --
                                             --------------------------
                                             $13,869,575    $21,551,095
                                             --------------------------

At August 31, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of investments ......................................  $245,383,200
                                                            -------------
Unrealized appreciation ..................................  $ 19,836,811
Unrealized depreciation ..................................   (52,966,192)
                                                            -------------
Net unrealized appreciation (depreciation) ...............  $(33,129,381)
                                                            -------------

Undistributed ordinary income ............................  $    437,605
Undistributed capital gains ..............................            --
                                                            -------------
Distributable earnings ...................................  $    437,605
                                                            -------------

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and bond discounts and premiums.

Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions, and bond discounts and premiums.


6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2003 aggregated $125,124,836 and $129,254,799 respectively.


7. SWEEP MONEY FUND

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $30,732 of dividend income from investment in the Sweep Money Fund for the year ended August 31, 2003.


24 | Annual Report

Franklin Universal Trust

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 70.5% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted securities and other securities for which the income has been deemed uncollectible. The Fund discontinues accruing income on these securities and provides an estimate for losses on interest receivable. At August 31, 2003, the value of these securities was $6,522,624 representing 4.1% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.


9. RESTRICTED SECURITIES

At August 31, 2003, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At August 31, 2003, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Trustees, as follows:

-----------------------------------------------------------------------------------------------------
     PRINCIPAL                                                   ACQUISITION
   AMOUNT/SHARES  ISSUER                                            DATE          COST        VALUE
-----------------------------------------------------------------------------------------------------
     $765,361     Atherton Franchise Capital, LP,
                   13.073%, 12/01/08 ...........................   4/28/94       $765,361    $420,949
        3,000     Poland Telecom Finance, wts., 144A,
                   12/01/07 ....................................  11/24/97         18,000          --
      918,410     Spalding Inc., 144A, PIK, 9.50%,
                   5/01/08 .....................................   4/29/02        345,591          --
                                                                                             --------
                  TOTAL RESTRICTED SECURITIES (.27% of Net Assets)                           $420,949
                                                                                             --------

10. OTHER CONSIDERATIONS

Advisers, as the Fund's manager, may serve as a member of various bondholders' steering committees, on credit committees or may represent the Funds in certain corporate restructuring negotiations. Currently the manager serves in one or more of these capacities for Century Communications, Magellan Health Services and Ormet Corp. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the Fund's Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.



                                                              Annual Report | 25

Franklin Universal Trust

INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN UNIVERSAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statement of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Franklin Universal Trust (the "Fund") at August 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
October 6, 2003



26 | Annual Report

Franklin Universal Trust

TAX DESIGNATION (UNAUDITED)


Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to a maximum of $1,901,531 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2003. In January 2004, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2003. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 15.28% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2003.





                                                              Annual Report | 27

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.



INDEPENDENT BOARD MEMBERS


-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 FRANK H. ABBOTT, III (82)     Trustee        Since 1988       115                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines Consolidated
 (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
-----------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (71)         Trustee        Since 1988       142                        Director, Bar-S Foods (meat packing
 One Franklin Parkway                                                                     company).
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
 Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------------------------------
 ROBERT F. CARLSON (75)        Trustee        Since 2000       52                         None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and
 FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and
 Chief Counsel, California Department of Transportation.
-----------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (71)      Trustee        Since 1989       143                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
-----------------------------------------------------------------------------------------------------------------------------------
 FRANK W.T. LAHAYE (74)        Trustee        Since 1988       115                        Director, The California Center for Land
 One Franklin Parkway                                                                     Recycling (redevelopment).
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
-----------------------------------------------------------------------------------------------------------------------------------


28 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (75)        Trustee        Since 1993       142                        Director, White Mountains
 One Franklin Parkway                                                                     Insurance Group, Ltd. (holding
 San Mateo, CA 94403-1906                                                                 company); Martek Biosciences
                                                                                          Corporation; MedImmune, Inc.
                                                                                          (biotechnology); Overstock.com
                                                                                          (Internet services); and
                                                                                          Spacehab, Inc. (aerospace
                                                                                          services); and FORMERLY,
                                                                                          Director, MCI Communication
                                                                                          Corporation (subsequently
                                                                                          known as MCI WorldCom, Inc.
                                                                                          and WorldCom, Inc.)
                                                                                          (communications services)
                                                                                          (1988-2002).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National
 Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS


-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 **EDWARD B. JAMIESON (55)     Trustee,       Trustee and      8                          None
 One Franklin Parkway          President and  President since
 San Mateo, CA 94403-1906      Chief          1993 and Chief
                               Executive      Executive
                               Officer-       Officer-
                               Investment     Investment
                               Management     Management since
                                              2002

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and/or trustee, as the case may be, of other subsidiaries of Franklin Resources, Inc. and of five of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (70)     Trustee and    Trustee since    142                        None
 One Franklin Parkway          Chairman of    1988 and
 San Mateo, CA 94403-1906      the Board      Chairman of the
                                              Board since 1993

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
 President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 29

-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 **RUPERT H. JOHNSON, JR. (63) Trustee and    Trustee and      125                        None
 One Franklin Parkway          Senior Vice    Senior Vice
 San Mateo, CA 94403-1906      President      President since
                                              1988

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
 President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS (58)          Vice President Since 1988       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
 Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
 and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (43)       Vice President Since 1995       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive
 Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating
 Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin
 Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory
 Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

30 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (56)         Senior Vice    Since 2002       Not Applicable             None
 500 East Broward Blvd.        President and
 Suite 2100                    Chief Executive
 Fort Lauderdale, Officer-     Finance and
 FL 33394-3091                 Administration

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (56)            Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
 officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
 Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (55)         Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President and Deputy General Counsel, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide,
 Inc.; Secretary, Franklin Mutual Advisers, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment
 Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney
 Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S.
 District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------------------------------------------------------------------------



                                                              Annual Report | 31

-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 KIMBERLEY H. MONASTERIO (39)  Treasurer and  Treasurer since  Not Applicable             None
 One Franklin Parkway          Chief          2000 and Chief
 San Mateo, CA 94403-1906      Financial      Financial Officer
                               Officer        since 2002

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton
 Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (66)        Vice President Since 2000       Not Applicable             None
 One Franklin Parkway          and Secretary
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
 Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
 Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Edward B. Jamieson is considered an interested person of the Trust under the federal securities laws due to his position as an officer of Franklin Advisers, Inc., which is the Trust's adviser.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE TRUST TO DISCLOSE WHETHER THE TRUST'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAVE DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT DIRECTOR AS THAT TERM IS DEFINED UNDER THE RELEVANT STOCK EXCHANGE RULES AND SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.





32 | Annual Report

Franklin Universal Trust

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.



                                                              Annual Report | 33

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Literature Request



For a brochure and prospectus, which contains more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS


INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 3
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Corefolio
Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

INCOME
Franklin Adjustable U.S. Government
  Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 7
Franklin Income Fund
Franklin Money Fund 5, 6
Franklin Short-Intermediate
  U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund

Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5, 6

STATE-SPECIFIC TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

VARIABLE INSURANCE PRODUCTS FUNDS
Franklin Templeton Variable Insurance
  Products Trust 11



1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2. The fund is only open to existing shareholders as well as select retirement plans.
3. Effective June 30, 2003, the fund reopened to all new investors.
4. Upon reaching approximately $350 million in assets, the fund will close to all investors.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/03                                             Not part of the annual report

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

One Franklin Parkway
San Mateo, CA 94403-1906



ANNUAL REPORT AND SHAREHOLDER INFORMATION
FRANKLIN UNIVERSAL TRUST



INVESTMENT MANAGER
Franklin Advisers, Inc.
1-800/DIAL BEN(R)

TRANSFER AGENT
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


FUT A2003 10/03

ITEM 2. CODE OF ETHICS.

(A) THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICERS AND PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER.

(C) N/A

(D) N/A

(F) PURSUANT TO ITEM 10(A), THE REGISTRANT IS ATTACHING AS AN EXHIBIT A COPY OF ITS CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICERS FINANCIAL AND ACCOUNTING OFFICER.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(A)(1) THE REGISTRANT HAS AN AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IF FRANK W.T. LAHAYE AND HE IS "INDEPENDENT" AS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.  N/A
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Trust has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager, Franklin Advisers, Inc., in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Although ISS' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's Board of Directors; defer to the voting recommendation of the Fund's Board of Directors, ISS or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

ADVISER'S PROXY VOTING POLICIES AND PRINCIPLES

The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

MANAGEMENT & DIRECTOR COMPENSATION A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at www.franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records will also be made available on-line at www.franklintempleton.com and posted on the SEC website at www.sec.gov no later than August 31, 2004 and will reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004

ITEM 9. CONTROLS AND PROCEDURES.
(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 10. EXHIBITS.

(A) CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS.

(B)(1) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 OF JIMMY D. GAMBILL, CHIEF EXECUTIVE OFFICER - FINANCE AND ADMINISTRATION, AND KIMBERLEY H. MONASTERIO, CHIEF FINANCIAL OFFICER

(B(2) CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 OF JIMMY D. GAMBILL, CHIEF EXECUTIVE OFFICER - FINANCE AND ADMINISTRATION, AND KIMBERLEY H. MONASTERIO, CHIEF FINANCIAL OFFICER

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN UNIVERSAL TRUST

By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    October 31, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    October 31, 2003


By /s/Kimberley H. Monasterio
Chief Financial Officer
Date    October 31, 2003